Anchor Gold and Currency Trust

                                   SUPPLEMENT

                             Dated November 15, 1999
           TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999


This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.


Management of the Trust

      The Current Prospectus and Statement of Additional Information of the Anchor Gold and Currency Trust (the "Trust") indicates that the portfolio is managed by a team consisting of Paul Jaspard and Alain Jaspard. On October 30, 1999, Paul Jaspard died. Consequently, the Trust's portfolio is currently managed solely by Alain Jaspard. Alain Jaspard has been elected a Vice President of Anchor Investment Management Corporation, the Investment Advisor ("Anchor Investment").